UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WERNER ENTERPRISES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # V85405-P45760 Vote in Person at the Meeting* May 12, 2026 10:00 a.m. Central Time Embassy Suites Omaha-La Vista Hotel & Conference Center 12520 Westport Parkway La Vista, NE 68128 Smartphone users Point your camera here and vote without entering a control number *Please check the meeting materials for any special requirements for meeting attendance. To vote in person, you may request a ballot at the meeting. WERNER ENTERPRISES, INC. 2026 Annual Meeting Vote by May 11, 2026 11:59 PM ET WERNER ENTERPRISES, INC. ATTENTION: CORPORATE SECRETARY, WERNER LEGAL DEPARTMENT 14507 FRONTIER ROAD OMAHA, NE 68138 You invested in WERNER ENTERPRISES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 12, 2026. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement, and 2025 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V85406-P45760 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1.&#9; Election of Directors For &#9; Nominees: 01)&#9; Diane K. Duren 02)&#9; Derek J. Leathers 03)&#9; Michelle D. Livingstone &#9;04)&#9; M. Gayle Packer 2.&#9; To approve an advisory resolution on executive compensation. For 3.&#9; To ratify the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2026. For NOTE: Designated Proxy Holder may vote shares subject to proxy on any other business that properly comes before the meeting or any adjournment thereof.